Ivy Funds

Ivy Managed European/Pacific Fund

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

Dear Shareholder:

I am writing to inform you that on or about March 17, 2014 Ivy Managed European/Pacific Fund will be reorganized into Ivy Managed International Opportunities Fund. Both Funds are managed by Ivy Investment Management Company. Ivy Managed European/Pacific Fund primarily invests in Class I shares of Ivy European Opportunities Fund and Ivy Emerging Markets Equity Fund. Ivy Managed International Opportunities Fund primarily invests in Class I shares of certain Ivy Funds global/international mutual funds, including Ivy European Opportunities Fund and Ivy Emerging Markets Equity Fund. The Combined Prospectus and Information Statement contains further information about the reorganization and Ivy Managed International Opportunities Fund. Please read it carefully.

The Board of Trustees of Ivy Funds unanimously approved the reorganization as being in the best interests of the Funds after considering the Funds’ current assets under management, identical investment objectives and opportunities for growth. You will not incur any sales loads or similar transaction costs in connection with the reorganization.

You do not need to take any action regarding your account. Your shares of Ivy Managed European/Pacific Fund will automatically be converted, at net asset value, into shares of equal net asset value of Ivy Managed International Opportunities Fund on March 17, 2014. Please note that the reorganization is not a taxable event, but redeeming or exchanging your shares may be a taxable event depending on your individual tax situation. If you have any questions regarding the enclosed combined Prospectus and Information Statement, please call Broadridge Financial Solutions, Inc. at 1-877-849-0763, Ivy Client Services at 1-800-777-6472 or your financial advisor.

Sincerely,

Henry J. Herrmann

President

February 18, 2014

Combined Prospectus and Information Statement

February 18, 2014

Transfer of all of the Assets and Liabilities of the

Ivy Managed European/Pacific Fund, a series of

Ivy Funds

By and in Exchange for Shares of and Assumption of Liabilities by

Ivy Managed International Opportunities Fund, a series of

Ivy Funds

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

This Combined Prospectus and Information Statement (“Prospectus/Information Statement”) contains information you should know about the Agreement and Plan of Reorganization (the “Plan”) relating to the proposed reorganization (the “Reorganization”) of the Ivy Managed European/Pacific Fund (the “European/Pacific Fund”) into the Ivy Managed International Opportunities Fund (the “International Opportunities Fund,” and together with the European/Pacific Fund, the “Funds”).

The Funds are each a series of Ivy Funds, a registered, open-end management investment company organized as a Delaware statutory trust (the “Trust”). The investment objective of each Fund is to seek to provide capital growth and appreciation. You should read this Prospectus/Information Statement, which contains important information you should know, and keep it for future reference.

The Prospectus/Information Statement is being mailed to shareholders on or about February 18, 2014.

The matter in this Prospectus/Information Statement relates to the Reorganization. If the Reorganization of the European/Pacific Fund occurs, you will become a shareholder of the International Opportunities Fund. If the Reorganization occurs, the European/Pacific Fund will transfer all of the assets and liabilities attributable to each class of its shares to the International Opportunities Fund in exchange for shares of the same class of shares of the International Opportunities

Fund with the same aggregate net asset value (“NAV”) as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the European/Pacific Fund will be distributed pro rata to the European/Pacific Fund’s shareholders of the corresponding class.

Please review the enclosed Prospectus and the unaudited financial statements contained in the Funds’ semi-annual report, relating to the Funds for the six-month period ended September 30, 2013, each of which contains important information about the Funds you should know, and keep them for future reference. These documents are incorporated into this Prospectus/Information Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Information Statement by reference:

–	The Prospectus for the funds of the Trust dated July 31, 2013, relating to the Funds (as supplemented October 2, 2013, November 6, 2013, November 21, 2013, November 25, 2013, January 2, 2014 and February 11, 2014 (“the Combined Prospectus”).

–	The Statement of Additional Information for the funds of the Trust dated July 31, 2013, relating to the Funds (as supplemented October 3, 2013, November 21, 2013, November 25, 2013, January 2, 2014 and February 11, 2014 (the “Combined SAI”).

–	The audited financial statements included in the Funds’ Annual Report to shareholders, relating to the Funds dated March 31, 2013, and the unaudited financial statements and Financial Highlights included in the Funds’ Semi-Annual Report to shareholders relating to the Funds dated September 30, 2013.

–	The Statement of Additional Information dated February 18, 2014 relating to the Reorganization.

For a free copy of any of the documents listed above, you may call 1-800-777-6472, or you may write to the attention of either Fund at:

Ivy Funds

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith files reports and other information with the SEC. You also may obtain many of these documents by accessing the Internet site for Ivy Funds at www.ivyfunds.com. Text-only versions of the Ivy Funds documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the SEC Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Information on the operations of the Public Reference Room may be obtained by calling 1.202.551.8090.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

We are not asking you for a proxy or written consent and you are requested not to send us a proxy or written consent.

SYNOPSIS

This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization of a mutual fund into another mutual fund. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully because it contains additional information and further details regarding the Reorganization. The description of the Reorganization is qualified by reference to the full text of the Plan, which is attached as Appendix A.

1.	WHAT IS HAPPENING?

The Board of Trustees of the Trust (the “Board”) approved the Plan, and the resulting Reorganization, in which the European/Pacific Fund would be reorganized into the International Opportunities Fund. This means that the International Opportunities Fund would receive all of the assets and liabilities of the European/Pacific Fund in exchange for shares of the International Opportunities Fund. The Funds are series of the Trust, have the same investment objective, and similar investment policies and investment strategies. Please see below for more information comparing the investment objectives, strategies and policies of the Funds.

Pursuant to the Plan, if the Reorganization is consummated, your shares of the European/Pacific Fund will be cancelled and you will receive shares of the International Opportunities Fund with an aggregate NAV equal to the aggregate NAV of your European/Pacific Fund shares as of the business day before the closing of the Reorganization. The Reorganization is currently scheduled to take place on or around March 17, 2014. You are not being asked to approve the Plan or the Reorganization. Shareholder approval is not required.

2.	WHY WAS THE REORGANIZATION APPROVED?

The Board approved of the Plan, and the Reorganization, because it offers shareholders of the European/Pacific Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Reorganization, the Board also considered the following factors, among others:

–	the Funds’ Board considered the desirability of continuing to maintain the European/Pacific Fund given the changes to its underlying funds and size. After considering the proposed Reorganization and other alternatives identified by Ivy Investment Management Company (“IICO” or “Adviser”), the Board concluded that reorganizing the European/Pacific Fund into the International Opportunities Fund, a larger fund, would be in the best interests of each Fund;

–	the Funds are both diversified, and share the same concentration policy and fundamental investment restrictions;

–	based on estimated expense ratios calculated using each Fund’s net assets and numbers of shareholders as of September 30, 2013, shareholders of the European/Pacific Fund are expected to experience lower net expenses; and

–	the Reorganization is expected to be tax-free for shareholders of the European/Pacific Fund who choose to remain shareholders of the International Opportunities Fund, while a liquidation or shareholder redemption would be a realization event for tax purposes.

Please review “Reasons for the Reorganization” in the “Information about the Reorganization” section under “Proposal” in this Prospectus/Information Statement for more information regarding the factors considered by the Board.

3.	WHAT INTERNATIONAL OPPORTUNITIES FUND SHARES WILL I RECEIVE IN THE REORGANIZATION?

The shares of the International Opportunities Fund you receive in exchange for your European/Pacific Fund shares will have an aggregate NAV equal to the aggregate NAV of your respective European/Pacific Fund shares as of the close of business on the business day before the closing of the Reorganization. If you own Class A, Class B, Class C, Class E, Class I, Class R and Class Y shares of the European/Pacific Fund, you will receive Class A, Class B, Class C, Class E, Class I, Class R and Class Y shares of the International Opportunities Fund, respectively. You will have voting rights identical to those you currently have, but as a shareholder of the International Opportunities Fund. The rights of the shareholders of each Fund are identical since each Fund is a series of the Trust.

Distributions by the International Opportunities Fund will continue to be paid on the same schedule after the Reorganization as they are currently. Each Fund distributes net investment income annually in December. Net realized capital gains (and any gains from foreign currency transactions) ordinarily are distributed by each Fund in December. All shareholder features that you have elected will remain available and in effect after the Reorganization unless you direct that those elections be changed.

For more information on the characteristics of the International Opportunities Fund shares you will receive in comparison to the European/Pacific Fund shares you currently own, please see the section “Shares You Will Receive” in the “Information About the Reorganization” section of this Prospectus/Information Statement.

4.	HOW DO THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS COMPARE?

The following summarizes the primary similarities and differences in the Funds’ investment objectives, principal investment strategies and risks.

Similarities:

Investment Objective:

The Funds’ investment objectives are the same. Each Fund seeks to provide capital growth and appreciation.

Principal Investment Strategies:

Each Fund invests primarily in underlying Ivy Funds, and each Fund also may purchase shares of any registered investment company not affiliated with Ivy Funds (an “unaffiliated fund,” and together with “underlying funds”), provided that, immediately after such purchase, the Fund does not own more than 3% of the underlying Ivy Funds, total outstanding stock of such unaffiliated fund. Each Fund anticipates that investments in unaffiliated funds will be minimal, if any. IICO monitors each Fund’s holdings and cash flow and, in general, manages them as needed in order to maintain the Fund’s target allocations. IICO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, IICO may change allocations within the stated ranges. IICO may modify the target asset allocations for the Fund and also may modify, from time to time, the underlying funds selected for a Fund. In addition, the percentage specified at the high end of the investment range for an underlying fund is a target, and from time to time, IICO or market movements (or a combination of both) may cause each Fund’s investment in an underlying fund to temporarily exceed its target percentage.

The primary differences in the Funds’ investment strategies are the underlying funds, the resulting exposures of the underlying funds, and the maximum and minimum allocations for the underlying funds. The Board, based upon the recommendation of IICO, has authorized the following target allocation ranges for investment of the Funds’ assets in specific underlying funds, although IICO expects the allocation will change over time:

Underlying Fund	European/Pacific Fund		International Opportunities Fund
	Maximum Allocation	Minimum Allocation	Maximum Allocation	Minimum Allocation
Ivy European Opportunities Fund	90%	10%	60%	10%
Ivy Global Income Allocation Fund	N/A	N/A	60%	10%
Ivy International Core Equity Fund	N/A	N/A	60%	10%
Ivy International Growth Fund	N/A	N/A	60%	10%
Ivy Emerging Markets Equity Fund	90%	10%	60%	10%

Number of Holdings:

As of September 30, 2013, the European/Pacific Fund held 21% and 79% of its assets in the Ivy European Opportunities Fund and Ivy Emerging Markets Equity Fund, respectively, while the International Opportunities Fund held 10%, 10%, 21%, 20%, and 38% of its assets in the Ivy European Opportunities Fund, Ivy Global Income Allocation Fund, Ivy International Core Equity Fund, Ivy International Growth Fund and Ivy Emerging Markets Equity Fund, respectively. As of September 30, 2013, the International Opportunities Fund held 48% of its assets in the same underlying funds as European/Pacific Fund.

Michael L. Avery, Executive Vice President of IICO, is the portfolio manager for each Fund. Mr. Avery has served as portfolio manager of each Fund since April 2007 and will continue as portfolio manager of the International Opportunities Fund after the Reorganization.

As with any mutual fund, the value of each Fund’s shares will change, and you could lose money on your investment. The Funds are subject to the same risks: Emerging Market Risk, Foreign Currency Risk, Foreign Securities Risk, Fund of Funds Risk, Investment Company Securities Risk, Management Risk and Market Risk.

5.	HOW DO THE FUNDS COMPARE IN SIZE?

As of September 30, 2013, the International Opportunities Fund’s net assets were approximately $192 million and European/Pacific Fund’s net assets were approximately $71 million. The asset size of each Fund fluctuates on a daily basis and the asset size of the International Opportunities Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of September 30, 2013. More current total net asset information is available at www.ivyfunds.com.

6.	WILL THE REORGANIZATION RESULT IN A HIGHER INVESTMENT ADVISORY FEE RATE AND HIGHER FUND EXPENSE RATES?

No. Each Fund’s advisory fee rate is 0.05% of the Fund’s average daily net assets. The International Opportunities Fund’s advisory fee rate will be the same after the Reorganization. The expenses that European/Pacific Fund shareholders will experience after the Reorganization will be lower. Although the expense rates for shareholders of International Opportunities Fund will be higher after the Reorganization, IICO has agreed to limit the operating expenses that will be charged to shareholders of each Class of shares of the International Opportunities Fund to be equal to the lowest expense ratio of each such Class for either the European/Pacific Fund or the International Opportunities Fund for a two-year period.

The table below shows, for each Fund, total average net assets and the total expense ratio, with and without waivers, as of March 31, 2013. For the International Opportunities Fund, assuming the Reorganization occurred on April 1, 2012, the table shows total average net assets and the total average expense ratio with and without the expense reimbursement agreement.

		Total Annual Operating Expense Ratio (including Interest Expenses and Acquired Fund Fees and Expenses)
Fund/Share Class	Average Net Assets	Excluding waivers	Including waivers
European/Pacific Fund
Class A Shares	$74,643,000	1.82%	1.82%
Class B Shares	$1,266,000	2.74%	2.74%
Class C Shares	$1,388,000	2.59%	2.59%
Class E Shares	$180,000	1.69%	1.69%
Class I Shares	$340,000	1.45%	1.45%
Class R Shares	$253,000	2.03%	2.03%
Class Y Shares[1]	$720,000	1.67%	1.67%
International Opportunities Fund
Class A Shares	$179,367,000	1.61%	1.61%
Class B Shares	$2,391,000	2.52%	2.52%
Class C Shares	$4,929,000	2.41%	2.41%
Class E Shares	$190,000	1.51%	1.51%
Class I Shares	$477,000	1.28%	1.28%
Class R Shares	$254,000	1.84%	1.84%
Class Y Shares[1]	$681,000	1.50%	1.50%

		Total Annual Operating Expense Ratio (including Interest Expenses and Acquired Fund Fees and Expenses)
Fund/Share Class	Average Net Assets	Excluding expense reimbursement agreement	Including expense reimbursement agreement[2]
International Opportunities Fund (pro forma assuming Reorganization)
Class A Shares	$254,010,000	1.67%	1.64%
Class B Shares	$3,657,000	2.60%	2.55%
Class C Shares	$6,317,000	2.46%	2.44%
Class E Shares	$370,000	1.58%	1.54%
Class I Shares	$817,000	1.34%	1.31%
Class R Shares	$507,000	1.92%	1.87%
Class Y Shares[1]	$1,401,000	1.57%	1.53%

[1]

Through July 31, 2015, to the extent that the total annual ordinary fund operating expenses of the Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, Ivy Funds Distributor, Inc. (“IFDI”), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board.

[2]

Upon the Reorganization, through July 31, 2016, IICO, the Fund’s investment manager, Ivy Funds Distributor, Inc., the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses, excluding acquired fund fees and expenses, for Class A shares at 0.49%, for Class B shares at 1.40%, for Class C shares at 1.29%, for Class E shares at 0.39%, for Class I shares at 0.16%, for Class R shares at 0.72% and Class Y shares at 0.38%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board.

Additional pro forma fee, expense, and financial information is included in the “Summary of the Funds” section of this Prospectus/Information Statement.

7.	WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

The Reorganization is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the European/Pacific Fund is expected to recognize a gain or loss as a result of the Reorganization.

Immediately prior to the Reorganization, the European/Pacific Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carry-forwards), if any, to its shareholders. The cost basis and holding period of the European/Pacific Fund shares are expected to carry over to your new shares in the International Opportunities Fund.

8.	WILL THE SERVICES PROVIDED BY IICO CHANGE?

No. IICO currently manages both the European/Pacific Fund and the International Opportunities Fund and will continue to serve as investment manager of the International Opportunities Fund following the Reorganization. In all cases, the Funds have the same service providers. Upon completion of the Reorganization, the

International Opportunities Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are the same.

9.	WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTION FEE IN CONNECTION WITH THE REORGANIZATION?

No. There will be no sales charge, sales load, commission or other transactional fee in connection with the Reorganization. The full and fractional value of shares of the European/Pacific Fund will be exchanged for full and fractional corresponding shares of the International Opportunities Fund having approximately equal aggregate value, without any sales charge, sales load, commission or other transactional fee being imposed.

The shares acquired in the Reorganization may be exchanged for shares of the same class of any other fund in the Ivy Family of Funds without the payment of an additional initial sales charge or contingent deferred sales charge (“CDSC”). The procedures for purchasing and redeeming your shares of the International Opportunities Fund will be the same after the Reorganization as they are currently for the European/Pacific Fund.

For Class B and Class C shares, or Class A or Class E shares that you received in connection with the Reorganization to which a CDSC would otherwise apply, the time period for the CDSC will continue to age from the date you purchased the respective shares of the European/Pacific Fund. Class I, Class R and Class Y shares are not subject to a CDSC.

10.	CAN I STILL ADD TO MY EXISTING EUROPEAN/PACIFIC FUND ACCOUNT UNTIL THE REORGANIZATION?

Yes. European/Pacific Fund shareholders may continue to make additional investments until the Closing Date (anticipated to be on or about March 17, 2014), unless the Board determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. In anticipation of the Reorganization, the European/Pacific Fund is expected to be closed to new shareholders as of February 25, 2014.

11.	WILL I NEED TO OPEN AN ACCOUNT IN THE INTERNATIONAL OPPORTUNITIES FUND PRIOR TO THE REORGANIZATION?

No. An account will be set up in your name and your shares of the European/Pacific Fund will automatically be converted to corresponding shares of the International Opportunities Fund. You will receive confirmation following the Reorganization.

12.	WILL MY COST BASIS CHANGE AS A RESULT OF THE REORGANIZATION?

Your total cost basis is not expected to change as a result of the Reorganization. However, since the number of shares you hold after the Reorganization may be different than the number of shares you held prior to the Reorganization, your average cost basis per share may change. Since the Reorganization is expected to be treated as a tax-free reorganization for the European/Pacific Fund, shareholders should not recognize any capital gain or loss as a direct result of the Reorganization.

13.	WILL EITHER FUND PAY FEES ASSOCIATED WITH THE REORGANIZATION?

The costs of the Reorganization will be borne by the European/Pacific Fund and IICO in the following percentages (and estimated corresponding dollar amounts): European/Pacific Fund 50% ($36,819) and IICO 50% ($36,819). No expenses will be borne by the International Opportunities Fund as a result of the Reorganization.

14.	WHEN WILL THE REORGANIZATION TAKE PLACE?

The Reorganization will occur on or about the Closing Date, which currently is scheduled for March 17, 2014. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.

15.	WHAT IF I WANT TO EXCHANGE MY SHARES INTO ANOTHER FUND IN THE TRUST PRIOR TO THE REORGANIZATION?

You may exchange your shares into another fund of the Trust before the Closing Date (on or about March 17, 2014) in accordance with your pre-existing exchange privileges. If you choose to exchange your shares of the European/Pacific Fund for another fund in the Ivy Family of Funds, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account (“IRA”). Exchanges may be subject to minimum investment requirements, sales loads, and redemption fees. This is not an offer to sell shares of other funds of the Trust, it is for informational purposes only. Before exchanging into a fund, please read its prospectus carefully.

16.	WHY ARE SHAREHOLDERS NOT BEING ASKED TO VOTE ON THE REORGANIZATION?

The 1940 Act and the Funds’ Declaration of Trust (“Declaration of Trust”) each permit reorganizations of series of the Trust to occur without seeking a shareholder vote provided that certain conditions are met, including that the investment policies of the acquiring fund and acquired fund are not materially different. The conditions permitting the Reorganization to occur without seeking a shareholder vote have been met.

SUMMARY OF THE FUNDS

This section provides a summary of each Fund, including but not limited to, each Fund’s investment objective, primary investment strategies, restrictions, fees, and historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the information contained herein and incorporated herein by reference. There is no assurance that a Fund will achieve its stated objective. Both Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

Investment Objectives

Each Fund’s investment objective is to seek to provide capital growth and appreciation.

Comparison of Fees and Expenses

The types of expenses currently paid by each class of shares of the European/Pacific Fund are the same types of expenses to be paid by the corresponding share classes of the International Opportunities Fund. Currently, the Funds have the same investment management agreement, and during the most recent fiscal year, each paid the same investment advisory fee rate of 0.05% as a percentage of the respective Funds’ net assets. Each Fund also pays “Acquired Fund Fees and Expenses,” which are the pro rata portion of the cumulative expenses charged by the respective underlying funds in which the Funds invest. Based on the total expense ratio of the underlying funds in which each of the European/Pacific Fund and International Opportunities Fund invested during its most recent fiscal year, the Acquired Fund Fees and Expenses paid by each Fund were 1.21% and 1.12%, respectively. Actual Acquired Fund Fees and Expenses vary with changes in the allocations of each Fund’s assets and with changes in the underlying funds’ expenses.

Current and Pro Forma Fees and Expenses

The following tables compare the fees and expenses you may bear directly or indirectly as an investor in the European/Pacific Fund versus the International Opportunities Fund, and show the projected (“pro forma”) estimated fees and expenses of the International Opportunities Fund, assuming consummation of the Reorganization, as of April 1, 2012. Fees and expenses shown for the European/Pacific Fund and International Opportunities Fund were determined based on each Fund’s average net assets as of the fiscal year ended March 31, 2013. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since March 31, 2013 for either Fund. Total net assets as of these dates are shown in a footnote to the table. Class E shares are not available for investment. More current total net asset information is available at www.ivyfunds.com. As a result of the Reorganization, IICO has agreed to an expense reimbursement agreement so that all International Opportunities Fund shareholders will experience the same or lower net ordinary operating expenses, excluding acquired fund fees and expenses, than the International Opportunities Fund shareholders experienced as of March 31, 2013 for two years following the Reorganization.

Annual Fund Operating Expenses

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting and other shareholder services. You do not pay these fees directly, but as the examples in the table below show, these costs are borne indirectly by all shareholders.

The Annual Fund Operating Expenses shown in the table below represent annualized expenses for the European/Pacific Fund and International Opportunities Fund, as well as those estimated for the International Opportunities Fund on a pro forma basis, assuming consummation of the Reorganization, for the fiscal year ended March 31, 2013. Total Annual Fund Operating Expenses shown in the table below for the combined International Opportunities Fund include the expense reimbursement agreement so that all International Opportunities Fund shareholders will experience the same or lower net ordinary operating expenses, excluding acquired fund fees and expenses, than International Opportunities Fund shareholders experienced as of March 31, 2013 for two years following the Reorganization.

Shareholder Fees

(fees paid directly from your investment)

	European/ Pacific Fund	International Opportunities Fund	International Opportunities Fund (combined pro forma)
Maximum sales charge (load) imposed on purchases (as a % of offering price)
Class A	5.75%	5.75%	5.75%
Class B	None	None	None
Class C	None	None	None
Class E	5.75%	5.75%	5.75%
Class I	None	None	None
Class R	None	None	None
Class Y	None	None	None

	European/ Pacific Fund	International Opportunities Fund	International Opportunities Fund (combined pro forma)
Maximum deferred sales charge (load) (as a % of lesser of amount invested or redemption value)
Class A1	1.00%	1.00%	1.00%
Class B1	5.00%	5.00%	5.00%
Class C1	1.00%	1.00%	1.00%
Class E	None	None	None
Class I	None	None	None
Class R	None	None	None
Class Y	None	None	None
Maximum Account Fee
Class A2	$20	$20	$20
Class B	None	None	None
Class C2	$20	$20	$20
Class E2	$20	$20	$20
Class I	None	None	None
Class R	None	None	None
Class Y	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	European/ Pacific Fund	International Opportunities Fund	International Opportunities Fund (combined pro forma)
Management Fees
Class A	0.05%	0.05%	0.05%
Class B	0.05%	0.05%	0.05%
Class C	0.05%	0.05%	0.05%
Class E	0.05%	0.05%	0.05%
Class I	0.05%	0.05%	0.05%
Class R	0.05%	0.05%	0.05%
Class Y	0.05%	0.05%	0.05%
Distribution and Service (12b-1) Fees
Class A	0.25%	0.25%	0.25%
Class B	1.00%	1.00%	1.00%
Class C	1.00%	1.00%	1.00%
Class E	0.25%	0.25%	0.25%
Class I	0.00%	0.00%	0.00%
Class R	0.50%	0.50%	0.50%
Class Y	0.25%	0.25%	0.25%

	European/ Pacific Fund	International Opportunities Fund	International Opportunities Fund (combined pro forma)
Other Expenses
Class A	0.31%	0.19%	0.22%
Class B	0.48%	0.35%	0.40%
Class C	0.33%	0.24%	0.26%
Class E	0.18%	0.09%	0.13%
Class I	0.19%	0.11%	0.14%
Class R	0.27%	0.17%	0.22%
Class Y	0.16%	0.08%	0.12%
Acquired Fund Fees and Expenses[3]
Class A	1.21%	1.12%	1.15%
Class B	1.21%	1.12%	1.15%
Class C	1.21%	1.12%	1.15%
Class E	1.21%	1.12%	1.15%
Class I	1.21%	1.12%	1.15%
Class R	1.21%	1.12%	1.15%
Class Y	1.21%	1.12%	1.15%
Total Annual Fund Operating Expenses[4]
Class A	1.82%	1.61%	1.67%
Class B	2.74%	2.52%	2.60%
Class C	2.59%	2.41%	2.46%
Class E	1.69%	1.51%	1.58%
Class I	1.45%	1.28%	1.34%
Class R	2.03%	1.84%	1.92%
Class Y	1.67%	1.50%	1.57%
Fee Wavier and/or Expense Reimbursement[5,6]
Class A	0.00%	0.00%	(0.03)%
Class B	0.00%	0.00%	(0.05)%
Class C	0.00%	0.00%	(0.02)%
Class E	0.00%	0.00%	(0.04)%
Class I	0.00%	0.00%	(0.03)%
Class R	0.00%	0.00%	(0.05)%
Class Y	0.00%	0.00%	(0.04)%

	European/ Pacific Fund	International Opportunities Fund	International Opportunities Fund (combined pro forma)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
Class A	1.82%	1.61%	1.64%
Class B	2.74%	2.52%	2.55%
Class C	2.59%	2.41%	2.44%
Class E	1.69%	1.51%	1.54%
Class I	1.45%	1.28%	1.31%
Class R	2.03%	1.84%	1.87%
Class Y	1.67%	1.50%	1.53%

[1]

For Class A shares, a 1% CDSC is only imposed on shares that were purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A and Class C shares, if your account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

[3]

Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the underlying funds in which the Fund invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each underlying fund for the Fund’s most recent fiscal year.

[4]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

[5]

Through July 31, 2015, to the extent that the total annual ordinary fund operating expenses of the Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, Ivy Funds Distributor, Inc. (“IFDI”), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the

Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board.
[6]

Upon the Reorganization, through July 31, 2016, IICO, the Fund’s investment manager, Ivy Funds Distributor, Inc., the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses, excluding acquired fund fees and expenses, for Class A shares at 0.49%, for Class B shares at 1.40%, for Class C shares at 1.29%, for Class E shares at 0.39%, for Class I shares at 0.16%, for Class R shares at 0.72% and Class Y shares at 0.38%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board.

Examples:

These Examples are intended to help you compare the cost of investing in the European/Pacific Fund, the International Opportunities Fund and the International Opportunities Fund, after the Reorganization, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the European/Pacific Fund, the International Opportunities Fund and the International Opportunities Fund after the Reorganization for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year, that the Funds’ operating expenses without waivers remain the same and that expenses were capped for the periods indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
European/Pacific Fund	$749	$1,115	$1,504	$2,589
International Opportunities Fund	$729	$1,054	$1,401	$2,376
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$732	$1,066	$1,425	$2,433
Class B Shares
European/Pacific Fund	$677	$1,150	$1,550	$2,849
International Opportunities Fund	$655	$1,085	$1,440	$2,632
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$658	$1,099	$1,471	$2,700

	1 Year	3 Years	5 Years	10 Years
Class C Shares
European/Pacific Fund	$262	$805	$1,375	$2,925
International Opportunities Fund	$244	$751	$1,285	$2,746
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$247	$763	$1,307	$2,793
Class E Shares
European/Pacific Fund	$757	$1,137	$1,540	$2,658
International Opportunities Fund	$740	$1,085	$1,451	$2,473
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$743	$1,098	$1,479	$2,539
Class I Shares
European/Pacific Fund	$148	$459	$792	$1,735
International Opportunities Fund	$130	$406	$702	$1,545
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$133	$418	$728	$1,607
Class R Shares
European/Pacific Fund	$206	$637	$1,093	$2,358
International Opportunities Fund	$187	$579	$995	$2,159
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$190	$593	$1,027	$2,235
Class Y Shares
European/Pacific Fund	$170	$526	$907	$1,976
International Opportunities Fund	$153	$474	$818	$1,791
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$156	$488	$847	$1,860

If shares are not redeemed:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
European/Pacific Fund	$749	$1,115	$1,504	$2,589
International Opportunities Fund	$729	$1,054	$1,401	$2,376
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$732	$1,066	$1,425	$2,433

	1 Year	3 Years	5 Years	10 Years
Class B Shares
European/Pacific Fund	$277	$850	$1,450	$2,849
International Opportunities Fund	$255	$785	$1,340	$2,632
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$258	$799	$1,371	$2,700
Class C Shares
European/Pacific Fund	$262	$805	$1,375	$2,925
International Opportunities Fund	$244	$751	$1,285	$2,746
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$247	$763	$1,307	$2,793
Class E Shares
European/Pacific Fund	$757	$1,137	$1,540	$2,658
International Opportunities Fund	$740	$1,085	$1,451	$2,473
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$743	$1,098	$1,479	$2,539
Class I Shares
European/Pacific Fund	$148	$459	$792	$1,735
International Opportunities Fund	$130	$406	$702	$1,545
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$133	$418	$728	$1,607
Class R Shares
European/Pacific Fund	$206	$637	$1,093	$2,358
International Opportunities Fund	$187	$579	$995	$2,159
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$190	$593	$1,027	$2,235
Class Y Shares
European/Pacific Fund	$170	$526	$907	$1,976
International Opportunities Fund	$153	$474	$818	$1,791
International Opportunities Fund (pro forma, assuming consummation of the Reorganization)	$156	$488	$847	$1,860

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect the Funds’ performance. During the six-month period ended September 30, 2013, the European/Pacific Fund’s portfolio turnover rate was 1% of the average value of its portfolio and the International Opportunities Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The European/Pacific Fund and the International Opportunities Fund have the same investment objective and substantially similar investment strategies. The key differences are outlined in the table below.

This table compares the investment objectives and principal investment strategies of the European/Pacific Fund to those of the International Opportunities Fund. The primary differences in the Funds’ investment strategies are the underlying funds, the resulting exposures of the underlying funds that each Fund may purchase, and the maximum and minimum allocations for the underlying funds. The Funds have the same investment adviser, IICO, which manages both Funds within these broad strategic guidelines and there is overlap between the Funds’ investment portfolios. Based on its review of the Funds’ respective investment portfolios, IICO has determined that their respective holdings generally are compatible and, as a result, believes that all or substantially all of the European/Pacific Fund’s assets are suitable for transfer to the International Opportunities Fund pursuant to the Reorganization.

EUROPEAN/PACIFIC FUND

–	Ivy European/Pacific Fund seeks to enable investors to own a portfolio of stocks of European and emerging market companies by investing primarily in Class I shares of Ivy European Opportunities Fund and Ivy Emerging Markets Equity Fund. Each underlying fund, in turn, invests in a diversified portfolio of primarily foreign equity securities of issuers located/ operating within Europe and emerging market countries, respectively. IICO believes that these regions can complement one another in seeking to achieve the Fund’s objective.

–	The Board, based upon the recommendation of IICO, has authorized the following target allocation ranges for investment of the Fund’s assets in specific underlying funds, although IICO expects the allocation will change over time:

Underlying Fund	Maximum Allocation	Minimum Allocation
Ivy Emerging Markets Equity Fund	90%	10%
Ivy European Opportunities Fund	90%	10%

–	By owning shares of the underlying funds, the Fund indirectly holds primarily equity securities of any size European company and of companies that are (i) from countries considered to be emerging market countries or (ii) economically linked to emerging market countries, including, but not limited to, companies who securities are traded mainly on markets located within the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, India, Philippines and Vietnam.

INTERNATIONAL OPPORTUNITIES FUND

–	Ivy International Opportunities Fund seeks to provide investors a well-diversified portfolio of international stocks, as well as a modest amount of bonds, by investing primarily in Class I shares of certain Ivy Funds global/international mutual funds, as identified below. Each underlying fund, in turn, invests in a diversified portfolio of primarily foreign equity securities of issuers in developed as well as emerging markets, and, to a lesser extent, a mixture of investment grade bonds issued by foreign corporations and governments.

–	The Board, based upon the recommendation of IICO, has authorized the following target allocation ranges for investment of the Fund’s assets in specific underlying funds, although IICO expects the allocation will change over time:

Underlying Fund	Maximum Allocation	Minimum Allocation
Ivy Emerging Markets Equity Fund	60%	10%
Ivy European Opportunities Fund	60%	10%
Ivy Global Income Allocation Fund	60%	10%
Ivy International Core Equity Fund	60%	10%
Ivy International Growth Fund	60%	10%

–	By owning shares of the underlying funds, the Fund indirectly holds primarily equity securities of international and, to a lesser extent, U.S. companies of any size as well as a modest amount of fixed-income securities.

For more information concerning investment policies and restrictions, see the Funds’ Combined Prospectus and SAI.

Principal Investment Risks

All of the principal risks applicable to the Funds are described below. As previously noted, the Funds have the same investment objective and substantially similar investment strategies. An investment in the International Opportunities Fund involves the same risks as an investment in the European/Pacific Fund, as noted below. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.

As with any mutual fund, the value of a Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of a Fund and prevent it from achieving its objective. These include:

Principal Risk	Funds Subject to that Principal Risk	Description of that Principal Risk in the Funds’ Current Prospectus
Emerging Market Risk	European/Pacific Fund and International Opportunities Fund	Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

Foreign Currency Risk	European/Pacific Fund and International Opportunities Fund	Foreign securities held by the underlying funds may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Securities Risk	European/Pacific Fund and International Opportunities Fund	Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

Principal Risk	Funds Subject to that Principal Risk	Description of that Principal Risk in the Funds’ Current Prospectus
Fund of Funds Risk	European/Pacific Fund and International Opportunities Fund	The ability of the Fund to meet its investment objective is directly related to its target allocations among the underlying funds and the ability of those funds to meet their investment objectives. The Fund’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Fund is subject to the same risks as those of the underlying funds it holds. IICO has the authority to select and replace underlying funds. IICO is subject to a potential conflict of interest in doing so because IICO serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that IICO has a fiduciary duty to the Fund and must act in the Fund’s best interests.

Investment Company Securities Risk	European/Pacific Fund and International Opportunities Fund	Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses, which could result in the duplication of certain fees.

Management Risk	European/Pacific Fund and International Opportunities Fund	Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio, and the Fund may not perform as well as other similar mutual funds. Furthermore, IICO may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Market Risk	European/Pacific Fund and International Opportunities Fund	Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

Comparison of Fund Performance

European/Pacific Fund

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of multiple broad-based securities market indexes. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

CHART OF YEAR-BY-YEAR RETURNS (as of December 31 each year)

In the period shown in the chart, the highest quarterly return was 33.27% (the second quarter of 2009) and the lowest quarterly return was -26.12% (the third quarter of 2011). The Class A return for the year through January 31, 2014 was -3.57%.

AVERAGE ANNUAL TOTAL RETURNS

(as of December 31, 2013)

	1 Year	5 Years	(Life of Class)
Class A (began on 04-02-2007)
Return Before Taxes	5.43%	10.79%	0.14%
Return After Taxes on Distributions	5.36%	10.72%	-0.37%
Return After Taxes on Distributions and Sale of Fund Shares	3.15%	8.62%	0.16%
Class B (began on 04-02-2007)
Return Before Taxes	7.35%	11.09%	0.17%
Class C (began on 04-02-2007)
Return Before Taxes	11.42%	11.38%	0.28%
Class E (began on 04-02-2007)
Return Before Taxes	5.59%	10.91%	0.29%
Class I (began on 04-02-2007)
Return Before Taxes	12.13%	12.44%	1.40%
Class R (began on 12-19-2012)
Return Before Taxes	11.91%	N/A	12.73%
Class Y (began on 04-02-2007)
Return Before Taxes	11.89%	12.16%	1.10%
Indexes
MSCI AC Asia ex Japan Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on April 1, 2007)	3.07%	16.51%	5.32%
MSCI Europe Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on April 1, 2007)	25.23%	13.36%	1.42%

International Opportunities Fund

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of multiple broad-based securities market indexes. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

CHART OF YEAR-BY-YEAR RETURNS (as of December 31 each year)

In the period shown in the chart, the highest quarterly return was 24.73% (the second quarter of 2009) and the lowest quarterly return was -21.37% (the third quarter of 2011). The Class A return for the year through January 31, 2014 was -3.33%.

AVERAGE ANNUAL TOTAL RETURNS

(as of December 31, 2013)

	1 Year	5 Years	(Life of Class)
Class A (began on 04-02-2007)
Return Before Taxes	9.11%	10.61%	1.69%
Return After Taxes on Distributions	8.81%	10.41%	1.25%
Return After Taxes on Distributions and Sale of Fund Shares	5.51%	8.53%	1.37%
Class B (began on 04-02-2007)
Return Before Taxes	10.94%	10.90%	1.74%
Class C (began on 04-02-2007)
Return Before Taxes	15.00%	11.13%	1.83%
Class E (began on 04-02-2007)
Return Before Taxes	9.05%	10.69%	1.79%
Class I (began on 04-02-2007)
Return Before Taxes	15.95%	12.27%	2.94%

	1 Year	5 Years	(Life of Class)
Class R (began on 12-19-2012)
Return Before Taxes	15.54%	N/A	15.63%
Class Y (began on 04-02-2007)
Return Before Taxes	15.74%	11.96%	2.62%
Indexes
MSCI AC World ex U.S.A Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on April 1, 2007)	15.29%	12.81%	1.68%

Management of the Funds

Investment Adviser: Each Fund is managed by IICO. IICO will remain the investment adviser of the International Opportunities Fund after the Reorganization.

Portfolio Manager: Michael L. Avery is primarily responsible for the day-to-day management of each Fund. Mr. Avery has held his Fund responsibilities since April 2007. Mr. Avery will continue to be the portfolio manager of International Opportunities Fund after the Reorganization.

Purchase and Sale of Fund Shares

Each Fund’s shares are redeemable. You may purchase or redeem shares at a Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on a Fund’s shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund. Class E shares are not available for purchase. Each Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount

To Add to an Account	Any amount
For AIS	$50

For Class I, Class R and Class Y:

Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

The Fund’s Class B shares are not available for purchase by new and existing investors. Class B shares are available for dividend reinvestment and exchanges.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Additional Information

For additional information about the Funds, see the Combined Prospectus and Combined SAI.

INFORMATION ABOUT THE REORGANIZATION

General

Shareholders who are concerned about the reorganization of the European/Pacific Fund into the International Opportunities Fund may redeem or exchange their European/Pacific Fund shares at any time prior to the consummation of the Reorganization. Exchanges and redemptions are considered taxable events and may result in capital gains or capital loss for tax purposes. In addition, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem their shares of the International Opportunities Fund that they receive in the Reorganization at the shares’ current NAV, less any applicable CDSC.

Shares You Will Receive

If the Reorganization occurs, the shares you receive in exchange for your European/Pacific Fund shares will have the characteristics described below.

The shares of the International Opportunities Fund you receive will have an aggregate NAV equal to the aggregate NAV of your European/Pacific Fund shares as of the close of business on the business day before the closing of the Reorganization. You will have voting rights identical to those you currently have, but as a shareholder of the International Opportunities Fund. The rights of shareholders of each Fund are identical since each Fund is a series of the Trust.

The shares acquired in the Reorganization may be exchanged for shares of the same class of any other fund in the Ivy Family of Funds without the payment of an additional sales charge or CDSC.

The procedures for purchasing and redeeming your shares of the International Opportunities Fund will be the same after the Reorganization as they currently are for the European/Pacific Fund.

Distributions for International Opportunities Fund will be paid annually in December after the Reorganization. Each Fund distributes net investment income annually in December. Net realized capital gains (and any gains from foreign currency transactions) ordinarily are distributed by each Fund in December and will continue to be distributed annually by the International Opportunities Fund after the Reorganization. All shareholder features that you have elected will remain available and in effect after the Reorganization unless you direct that the elections be changed.

Reasons for the Reorganization

Within the scope of its investment management responsibilities, IICO maintains an ongoing process of considering and comparing product offerings of the Ivy Family of Funds and from time to time may recommend to the Board proposals for enhancing the product offerings within the Ivy Family of Funds. IICO has reviewed the fund offerings within the Ivy Family of Funds and determined that the Reorganization would be in the best interests of each Fund and its shareholders.

At a meeting held on November 12, 2013 the Board, including all Trustees who are not “interested persons” of the Trust, determined that the Plan, and the resulting Reorganization, would be in the best interests of each Fund, and that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. The Board has unanimously approved the Plan and the resulting Reorganization.

In proposing the Reorganization, IICO presented to the Board, at the November 12, 2013 meeting, its rationale for the Reorganization and, in particular identified, the following factors:

–	the Funds have the same investment objective and similar policies and risks;

–	the Funds’ underlying funds would change, which would result in changes to the European/Pacific Fund’s investment strategy;

–	the Reorganization is intended to create a larger fund, and this will permit fixed costs to be spread over a larger asset base, potentially resulting in economies of scale over time;

–	shareholders of the European/Pacific Fund will become shareholders of a fund with a better long term performance record;

–	the Reorganization will enable the European/Pacific Fund’s shareholders to exchange their investment for an investment in the International Opportunities Fund without recognizing gain or loss for federal income tax purposes. By contrast, if an European/Pacific Fund shareholder were to redeem his or her shares to invest in another fund, such as the International Opportunities Fund, the transaction would be a taxable event for such shareholder (unless the shareholder is tax exempt). Similarly, if the European/Pacific Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the European/Pacific Fund’s shareholders (other than tax-exempt shareholders). After the Reorganization, shareholders may redeem any or all of their International Opportunities Fund shares at net asset value (subject to any applicable CDSC, as with a redemption of their European/Pacific Fund shares) at any time, at which point the shareholders (other than those who are tax-exempt) would recognize a taxable gain or loss; and

–	the costs of the Reorganization that are estimated to be $73,638 will be borne by the European/Pacific Fund and the Adviser in the following percentages (and corresponding dollar amounts): European/Pacific Fund 50% ($36,819) and Adviser 50% ($36,819). If the Reorganization does not close for any reason, the Adviser will bear all the costs of the failed Reorganization.

In addition, the Board considered the relative Fund performance results set forth above under “Comparison of Fund Performance.” No assurance can be given that the International Opportunities Fund will achieve any particular level of performance after the Reorganization.

In reviewing the Reorganization, the Board considered the investment strategies of the Funds. The Board also considered the fact that if the Reorganization occurs, certain of the European/Pacific Fund’s capital loss carryovers will be available to the International Opportunities Fund to offset its capital gains, although the amount of those losses that may be used to offset the International Opportunities Fund’s capital gains in any given year may be limited. As a result of this limitation, it is possible that the International Opportunities Fund may not be able to use these losses as rapidly as the European/Pacific Fund might have, and part or all of these losses may not be usable at all. The ability of the European/Pacific Fund or the International Opportunities Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be used to offset. Net capital losses of regulated investment companies for taxable years beginning before December 23, 2010 generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time; therefore, it is possible that some or all of the European/Pacific Fund’s losses will expire unused. In addition, the benefits of any capital loss carryovers currently are available only to the shareholders of the European/Pacific Fund, but after the Reorganization these benefits will inure to all the shareholders of the International Opportunities Fund.

Terms of the Agreement and Plan of Reorganization

A form of the Plan is attached as Appendix A to this Prospectus/Information Statement for your review. The following is a brief summary of the principal terms of the Plan:

–	The European/Pacific Fund will transfer all of its assets in exchange for the International Opportunities Fund’s assumption of all of the European/Pacific Fund’s liabilities and obligations and shares of the International Opportunities Fund with an aggregate NAV equal to the aggregate NAV of the transferred assets and liabilities;

–	The Reorganization will occur on the next business day after the time (currently scheduled to be 9:00 a.m., Central Time, on March 17, 2014, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Reorganization;

–	The shares of each class of the International Opportunities Fund received by the European/Pacific Fund will be distributed to the European/Pacific Fund’s respective shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of the European/Pacific Fund in full liquidation of the European/Pacific Fund; and

–	After the Reorganization, the European/Pacific Fund will be terminated, and its affairs will be wound up in an orderly fashion.

The consummation of the Reorganization is subject to a number of conditions set forth in the Plan. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, as set forth in the Plan, by the Board of Trustees if it determines that the Reorganization would be inadvisable for either Fund. Authorized officers of the Trust also may amend the Plan at any time in any manner. The Trust’s officers also may change the Closing Date.

Federal Income Tax Consequences

The Reorganization is intended to be tax-free. As a condition to consummation of the Reorganization, K&L Gates LLP will deliver an opinion (“Tax Opinion”) to the Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations of the Trust) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for federal income tax purposes:

•

The Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”)), and each Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

•	Neither Fund will recognize any gain or loss on the Reorganization;

•	The European/Pacific Fund’s shareholders will not recognize any gain or loss on the exchange of their European/Pacific Fund shares for International Opportunities Fund shares;

•

The holding period for and tax basis in the International Opportunities Fund shares that a European/Pacific Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the European/Pacific Fund shares the shareholder holds immediately before the Reorganization (provided the shareholder holds the shares as capital assets at the time of the closing of the Reorganization); and

•

The International Opportunities Fund’s tax basis in each asset the European/Pacific Fund transfers to it will be the same as the European/Pacific Fund’s tax basis therein immediately before the Reorganization, and the International Opportunities Fund’s holding period for each such asset will include the European/Pacific Fund’s holding period therefore (except where the International Opportunities Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

The Tax Opinion is not binding on the Internal Revenue Service or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above.

Prior to the closing of the Reorganization, the European/Pacific Fund will distribute to its shareholders all of its investment company taxable income and net realized capital gain (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to them. That distribution will be taxable to the shareholders.

The International Opportunities Fund’s ability to use pre-Reorganization losses of the European/Pacific Fund to offset post-Reorganization gains of the combined

Fund is expected to be limited due to the application of loss limitation rules under federal tax law. The effect of this limitation will depend on the amount of losses in each Fund at the time of the Reorganization, as well as the amount of post-Reorganization gains that are recognized. As a result, under certain circumstances the European/Pacific Fund’s shareholders could receive taxable distributions as shareholders of the International Opportunities Fund earlier than they would have if the Reorganization had not occurred. A portion of the portfolio assets of the European/Pacific Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the European/Pacific Fund’s basis in such assets. Any net capital gains recognized in these sales not offset by the European/Pacific Fund’s capital loss carryforwards will be distributed to the European/Pacific Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any such sales may also result in higher portfolio turnover for the European/Pacific Fund and increased brokerage costs to be borne by the European/Pacific Fund than would otherwise be the case.

As of September 30, 2013, the European/Pacific Fund had a capital loss carryforward of $18 million. As of September 30, 2013, the European/Pacific Fund had additional net unrealized capital gains of $6 million. Capital loss carryforwards are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the Reorganization occurs, the tax attributes of the International Opportunities Fund and the European/Pacific Fund, including any capital loss carryforwards that could have been used by each Fund to offset its future realized capital gains, will be shared by the surviving combined Fund.

The foregoing description of the federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the European/Pacific Fund and the International Opportunities Fund as of September 30, 2013, and on a pro forma combined basis, giving effect to the reorganization of the assets and liabilities of European/Pacific Fund by the International Opportunities Fund at NAV as of that date.

	EUROPEAN/ PACIFIC FUND	INTERNATIONAL OPPORTUNITIES FUND+	PRO FORMA ADJUSTMENTS	INTERNATIONAL OPPORTUNITIES FUND PRO FORMA COMBINED[1,2]
Class A
Net asset value	$66,978,266	$182,570,196	$(34,805)[3]	$249,513,657
Shares outstanding	8,341,883	19,336,861	(1,247,212)	26,431,532
Net asset value per share	$8.03	$9.44		$9.44

Class B
Net asset value	$1,155,848	$2,199,623	$(601)[3]	$3,354,870
Shares outstanding	148,465	237,282	(23,841)	361,906
Net asset value per share	$7.79	$9.27		$9.27

Class C
Net asset value	$1,231,554	$4,844,183	$(640)[3]	$6,075,097
Shares outstanding	157,338	521,017	(25,119)	653,236
Net asset value per share	$7.83	$9.30		$9.30

Class E
Net asset value	$190,421	$210,237	$(99)[3]	$400,559
Shares outstanding	23,606	22,243	(3,462)	42,387
Net asset value per share	$8.07	$9.45		$9.45

Class I
Net asset value	$370,846	$553,222	$(193)[3]	$923,875
Shares outstanding	45,591	58,318	(6,556)	97,353
Net asset value per share	$8.13	$9.49		$9.49

Class R
Net asset value	$255,027	$267,858	$(133)[3]	$522,752
Shares outstanding	31,802	28,420	(4,757)	55,464
Net asset value per share	$8.02	$9.43		$9.43

Class Y
Net asset value	$670,792	$874,080	$(348)[3]	$1,544,524
Shares outstanding	83,250	92,644	(12,106)	163,788
Net asset value per share	$8.06	$9.43		$9.43

+	International Opportunities Fund will be the accounting survivor for financial statement purposes.
[1]

Assumes the Reorganization was consummated on September 30, 2013, and is for information purposes only. No assurance can be given as to how many shares of International Opportunities Fund will be received by shareholders of European/Pacific Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of International Opportunities Fund that will actually be received on or after that date.

[2]

Class A shares, Class B shares, Class C shares, Class E shares, Class I shares, Class R shares and Class Y shares of European/Pacific Fund will be exchanged for new Class A shares, Class B shares, Class C shares, Class E shares, Class I shares, Class R shares and Class Y shares, respectively, of International Opportunities Fund upon consummation of the Reorganization.

[3]

Adjustments reflect estimated one-time proxy, accounting, legal and other costs of approximately $36,819 to be borne by the European/Pacific Fund. No expenses will be borne by the International Opportunities Fund as a result of the Reorganization.

Ownership of Shares

As of February 3, 2014, the Trust believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of each Fund and of the Trust as a whole. The tables below show, as of February 3, 2014, the shareholders of record who owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund and their ownership upon consummation of the Reorganization. The percentages presented below assume that the Reorganization of the European/Pacific Fund is consummated:

Name and Address of Shareholder	European/Pacific Fund	International Opportunities Fund	ProForma Combined Fund
Waddell & Reed Financial Inc Attn: Treasury Department PO Box 29217 Shawnee Mission, KS 66201-9217	Class B 23,162.4050 16.92%	Class B 21,764.0750 9.50%	Class B 40,892.5828[1] 11.30%
Waddell & Reed Financial Inc Attn: Treasury Department PO Box 29217 Shawnee Mission, KS 66201-9217	Class C 23,192.7860 15.30%		Class C 19,349.5790[1] 2.96%
Charles Schwab & Co Inc Special Custody A/C for the Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905		Class C 49,209.1750 9.64%	Class C 49,209.1750 7.53%
Waddell & Reed Financial Inc Attn: Treasury Department PO Box 29217 Shawnee Mission, KS 66201-9217	Class E 23,686.4050 100.00%	Class E 22,512.1820 100.00%	Class E 42,736.5870[1] 100.82%
LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	Class I 3,094.5720 6.70%		Class I 2,655.3200[1] 2.73%

Name and Address of Shareholder	European/Pacific Fund	International Opportunities Fund	ProForma Combined Fund
Waddell & Reed Financial Inc Attn: Treasury Department PO Box 29217 Shawnee Mission, KS 66201-9217	Class I 23,710.3060 51.36%	Class I 22,392.4900 38.62%	Class I 42,735.6344[1] 43.90%
Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	Class I 2,420.7820 5.24%	Class I 4,905.9350 8.46%	Class I 6,983.1826[1] 7.17%
Philip M. Maurer Theodora D. Maurer Jtten 1015 Kitchens Ln Philadelphia, PA 19119-3707	Class I 2,884.5500 6.25%		Class I 2,474.8000[1] 2.54%
Christina Krauss FBO Service First HVAC Inc 401(k) PSP & Trust PO Box 1392 Flowery Branch, GA 30542-0024	Class I 2,553.3530 5.53%		Class I 2,190.8062[1] 2.25%
CBNA Cust FBO Canadian Fish Exporters 401(k) PS P 6 Rhoads Dr; Ste 7 Utica, NY 13502-6317	Class I 4,800.2220 10.40%		Class I 4,118.3980[1] 4.23%
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St. Louis, MO 63103-2523		Class I 8,289.8700 14.30%	Class I 8,289.8700 8.52%
Nationwide Trust Company FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029		Class I 15,254.9980 26.31%	Class I 15,254.9980 15.67%
Ronald M Weseloh Eleanor H Weseloh Jtten 6 Westerly Rd North Haven, CT 06473-4357		Class I 5,460.0730 9.42%	Class I 5,460.0730 5.61%
Ivy Funds Distributor Inc Attn: Treasury Department PO Box 29217 Shawnee Mission, KS 66201-9217	Class R 31,801.6930 100.00%	Class R 28,419.9360 100.00%	Class R 55,464.6290[1] 100.00%

Name and Address of Shareholder	European/Pacific Fund	International Opportunities Fund	ProForma Combined Fund
Waddell & Reed Financial Inc Attn: Treasury Department PO Box 29217 Shawnee Mission, KS 66201-9217	Class Y 23,547.5180 28.10%	Class Y 22,221.0500 24.30%	Class Y 42,366.7820[1] 25.87%
Nationwide Trust Company FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	Class Y 23,076.5360 27.53%	Class Y 47,896.6190 52.38%	Class Y 67,640.3732[1] 41.30%
Charles Schwab & Co Inc Special Custody A/C for the Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	Class Y 8,438.8800 10.07%	Class Y 4,596.9120 5.03%	Class Y 11,816.7178 7.21%

[1]

Adjustments reflect estimated one-time proxy, accounting, legal and other costs of approximately $36,819 to be borne by the European/Pacific Fund. No expenses will be borne by the International Opportunities Fund as a result of the Reorganization.

Adviser and Underwriter. The address of the investment adviser to both the European/Pacific Fund and the International Opportunities Fund is Ivy Investment Management Company, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. The Adviser is an indirect, wholly owned subsidiary of Waddell & Reed Financial, Inc. (“Waddell & Reed”), a publicly held company. During the fiscal year ended March 31, 2013, each Fund paid the Adviser management fees at an annual rate of 0.05% as a percentage of the respective Funds’ net assets for the fiscal year ended March 31, 2013.

The address of the European/Pacific Fund’s principal underwriter, Ivy Funds Distributor, Inc., is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201.

Other Service Providers for the International Opportunities Fund and the European/Pacific Fund. The European/Pacific Fund and International Opportunities Fund have the same service providers. Upon completion of the Reorganization, the International Opportunities Fund will continue to engage its existing service providers. Following are the names and addresses of certain service providers for the International Opportunities Fund and the European/Pacific Fund.

INTERNATIONAL OPPORTUNITIES FUND and EUROPEAN/PACIFIC FUND
Investment Manager	Ivy Investment Management Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217

Accounting Services Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217

Transfer Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217

Custodian	Bank of New York Mellon One Wall Street New York, NY 10286

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 1100 Walnut Street, Suite 3300 Kansas City, Missouri 64106

Shareholder Communications. Shareholder communications to the Board must be in writing and addressed to the Board and to the attention of Mara Herrington, Secretary of the respective Fund, at 6300 Lamar Avenue, Overland Park, Kansas 66202. If a specific Trustee is the intended recipient of such communication, the name of that Trustee must be noted therein. The Secretary will forward such correspondence only to the intended recipient if one is noted. Prior to forwarding any correspondence, the Secretary will review the communication and will not forward communications deemed by the Secretary, in her discretion, to be frivolous, of inconsequential commercial value or otherwise inappropriate for the Board’s consideration. Any communication reviewed by the Secretary and not forwarded to the Board for consideration shall be forwarded to and reviewed by independent legal counsel to the Independent Trustees. In the event independent legal counsel to the Independent Trustees disagrees with the determination of the Secretary and deems such communication appropriate for Board consideration, such communication shall be forwarded to the Board or members thereof, as appropriate. Each Fund will retain shareholder communications addressed to the Board in accordance with its record retention policy.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of             , 2014 by and between (i) Ivy Funds (the “Trust”), a Delaware statutory trust established under an Agreement and Declaration of Trust dated November 13, 2008, and in effect on the date hereof (the “Declaration of Trust”), on behalf of the Ivy Managed European/Pacific Fund (the “Acquired Fund”), a series of the Trust, (ii) the Trust, on behalf of the Ivy Managed International Opportunities Fund (the “Acquiring Fund”), a series of the Trust, and (iii) Ivy Investment Management Company, the investment manager to the Acquired Fund and Acquiring Fund (“IICO”)(for purposes of paragraphs 9.1 and 9.2 of this Agreement only).

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares, Class C shares, Class E shares, Class I shares, Class R shares and Class Y shares of beneficial interest of the Acquiring Fund (the “Acquiring Shares”), and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Trust, on behalf of the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

(b)

The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the “Obligations”), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9 shall not be assumed or paid by the Acquiring Fund.

(c)	The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the assets transferred pursuant to paragraph 1.1(a) and the assumption of liabilities pursuant to paragraph 1.1(b) the number of full and fractional (rounded to the third decimal place) Class A shares, Class B shares, Class C shares, Class E shares, Class I shares, Class R shares and Class Y shares determined by dividing the net value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, attributable to each such class of shares of the Acquired Fund by the net asset value (“NAV”) of one Acquiring Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of a class of Acquired Shares will be credited with the respective pro rata number of shares of the Corresponding Class of Acquiring Shares due that Shareholder). The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

1.4

With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such

Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5	As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Declaration of Trust and the laws of the State of Delaware, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

2.1	For the purpose of section 1, the value of the shares of each class of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures as adopted by the Board of Trustees of the Trust and as set forth in the then-current prospectus or prospectuses or statement or statements of additional information of the Trust (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.

2.2	For the purpose of section 1, the net asset value per share of each class of Acquiring Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Trust and as set forth in the Acquiring Fund Prospectus. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of IICO.

3. CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on March 17, 2014 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of IICO, located at 6300 Lamar Avenue, Overland Park, Kansas or at such other time and/or place as the parties may agree.

3.2

On the Closing Date, the portfolio securities of the Acquired Fund and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “Bank of New York Mellon, custodian for Ivy Managed International Opportunities Fund, a series of Ivy Funds.”

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either Fund upon the giving of written notice to the other Fund.

3.4	At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date.

3.5	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

4.1	The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)

The Acquired Fund’s current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquired Fund is a party that are not referred to in the Acquired Fund Prospectus or in the registration statement of which it is a part;

(b)	The financial statements of the Acquired Fund as of March 31, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements fairly reflect the financial condition of the Acquired Fund as of March 31, 2013, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements;

(c)	The financial statements of the Acquired Fund as of September 30, 2013 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements fairly reflect the financial condition of the Acquired Fund as of September 30, 2013, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements;

(d)	Since the date of the financial statements referred to in subsection (c) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (d), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(e)	By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

(f)

For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and for the taxable year ending on the Closing Date, will meet the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for, nor is now liable for, any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquiring Fund. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(g)	The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, $0.001 par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class E shares, Class I shares, Class R shares and Class Y shares, each having the characteristics described in the Acquired Fund Prospectus. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(h)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

(i)	The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

(j)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(k)	At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of September 30, 2013 referred to in Section 4.1(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(l)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(m)	No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

4.2	The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)

The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(b)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(c)	The financial statements of the Acquiring Fund as of March 31, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements fairly reflect the financial condition of the Acquiring Fund as of March 31, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements;

(d)	The financial statements of the Acquiring Fund as of September 30, 2013 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements fairly reflect the financial condition of the Acquiring Fund as of September 30, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements;

(e)	Since the date of the financial statements referred to in subsection (d) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (e), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(f)	By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(g)

For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and for the current taxable year will meet, the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code. Neither the Trust nor the Acquiring Fund has at

any time since its inception been liable for, nor is now liable for, any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquired Fund. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(h)	The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, $.001 par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class E shares, Class I shares, Class R shares and Class Y shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquiring Fund Prospectus) non-assessable by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

(i)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

(j)

The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares, Class E shares, Class I shares, Class R shares or Class Y shares, as the case may be, in the Acquiring Fund, and will be fully paid and (except as set forth in the Acquiring Fund Prospectus) non-assessable by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

(k)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Trust, on behalf of the Acquiring Fund on the one hand and the Acquired Fund on the other hand, hereby covenants and agrees as follows:

5.1	The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include paying regular and customary periodic dividends and other distributions.

5.2	The Acquired Fund will prepare an Information Statement to be included in a Registration Statement on Form N-14 (the “Registration Statement”) which the Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.3	The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date, the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.4	Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.5	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund’s investment company taxable income for its taxable years ending on or after March 31, 2013 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after March 31, 2013 and on or prior to the Closing Date.

7.2	The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The obligations of the Trust on behalf of the Acquired Fund on the one hand and on behalf of the Acquiring Fund on the other hand hereunder are subject to the further conditions that on or before the Closing Date:

8.1	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.2	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.3	The Registration Statement referred to in paragraph 5.2 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.4	The Trust on behalf of each of the Acquired Fund and the Acquiring Fund shall have received a favorable opinion of K&L Gates LLP satisfactory to the Trust substantially to the effect that, for federal income tax purposes:

(a)	The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares and the Acquiring Fund’s assumption of the Obligations or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

(e)	The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

(f)	The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

(g)	The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

(h)	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

8.5	At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived by the Board of Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

9.1	All fees paid to governmental authorities for the registration or qualification of the Acquiring Shares and all transfer agency costs related to the Acquiring Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All of the other expenses of the transactions, including without limitation, fees and expenses related to printing, mailing, and accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated to the Trust, on behalf of the Acquired Fund. The expenses detailed above shall be borne as follows: Managed European/Pacific Fund 50% and IICO 50%. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the reorganization contemplated by this Agreement unless those expenses are solely and directly related to the reorganization contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

9.2	In the event the transactions contemplated by this Agreement are not consummated, then IICO agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

9.3	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	The Trust on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder, except paragraphs 1.1, 1.3, 1.4, 1.5, 3.4, 9, 10, 13 and 14.

11. TERMINATION.

11.1	The Trust may at its option terminate this Agreement at or prior to the Closing Date.

11.2	If the transactions contemplated by this Agreement have not been substantially completed by August 29, 2014, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust.

12. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquiring Fund and the Trust on behalf of the Acquiring Fund; provided, however, that following the effectiveness of the Registration Statement called for in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: Ivy Funds, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS’ FEES.

14.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5	A copy of the Declaration of Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

14.6	The Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

IVY FUNDS,
ATTEST:	on behalf of Ivy Managed European/Pacific Fund

By:	By:

Name:	Name:

Title:	Title:

IVY FUNDS,
ATTEST:	on behalf of Ivy Managed International Opportunities Fund

By:	By:

Name:	Name:

Title:	Title:

Agreed and accepted as to paragraphs 9.1 and 9.2 only:

ATTEST:	IVY INVESTMENT MANAGEMENT COMPANY

By:	By:

Name:	Name:

Title:	Title:

APPENDIX B

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each of the classes of the Managed European/Pacific Fund and the Managed International Opportunities Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. Except for the six-month period information ended September 30, 2013, this information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the Funds’ financial statements and financial highlights for the fiscal year ended March 31, 2013, are included in the Funds’ Annual Report to Shareholders which is incorporated by reference into the SAI. The annual report contains additional performance information and will be made available upon request and without charge.

IVY MANAGED EUROPEAN/PACIFIC FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains
Class A Shares
Six-month period ended 9-30-2013 (unaudited)	$7.88	$(0.03	)(1)	$0.18	$0.15	$-	$-
Year ended 3-31-2013	7.76	0.03	(1)	0.13	0.16	(0.04)	-
Year ended 3-31-2012	8.90	0.05	(1)	(1.14)	(1.09)	(0.05)	-
Year ended 3-31-2011	7.80	(0.04	)(1)	1.14	1.10	-	-
Year ended 3-31-2010	4.90	(0.03	)(1)	2.94	2.91	- *	-
Year ended 3-31-2009	9.81	0.19		(4.46)	(4.27)	(0.31)	(0.33)
Class B Shares
Six-month period ended 9-30-2013 (unaudited)	7.67	(0.06	)(1)	0.18	0.12	-	-
Year ended 3-31-2013	7.58	(0.03	)(1)	0.12	0.09	-	-
Year ended 3-31-2012	8.74	(0.03	)(1)	(1.13)	(1.16)	- *	-
Year ended 3-31-2011	7.71	(0.11	)(1)	1.14	1.03	-	-
Year ended 3-31-2010	4.86	(0.08	)(1)	2.93	2.85	-	-
Year ended 3-31-2009	9.78	0.12		(4.46)	(4.34)	(0.25)	(0.33)
Class C Shares
Six-month period ended 9-30-2013 (unaudited)	7.71	(0.06	)(1)	0.18	0.12	-	-
Year ended 3-31-2013	7.60	(0.03	)(1)	0.14	0.11	- *	-
Year ended 3-31-2012	8.77	(0.02	)(1)	(1.14)	(1.16)	(0.01)	-
Year ended 3-31-2011	7.73	(0.10	)(1)	1.14	1.04	-	-
Year ended 3-31-2010	4.87	(0.07	)(1)	2.93	2.86	- *	-
Year ended 3-31-2009	9.79	0.13		(4.46)	(4.33)	(0.26)	(0.33)
Class E Shares(4)
Six-month period ended 9-30-2013 (unaudited)	7.92	(0.02	)(1)	0.17	0.15	-	-
Year ended 3-31-2013	7.79	0.04	(1)	0.14	0.18	(0.05)	-
Year ended 3-31-2012	8.93	0.06	(1)	(1.14)	(1.08)	(0.06)	-
Year ended 3-31-2011	7.81	(0.03	)(1)	1.15	1.12	-	-
Year ended 3-31-2010	4.91	(0.01	)(1)	2.93	2.92	(0.01)	-
Year ended 3-31-2009	9.81	0.20		(4.45)	(4.25)	(0.32)	(0.33)
Class I Shares
Six-month period ended 9-30-2013 (unaudited)	7.98	(0.01	)(1)	0.16	0.15	-	-
Year ended 3-31-2013	7.84	0.06	(1)	0.14	0.20	(0.06)	-
Year ended 3-31-2012	8.98	0.08	(1)	(1.15)	(1.07)	(0.07)	-
Year ended 3-31-2011	7.84	(0.01	)(1)	1.15	1.14	-	-
Year ended 3-31-2010	4.92	(0.01	)(1)	2.95	2.94	- *	-
Year ended 3-31-2009	9.82	0.21		(4.45)	(4.24)	(0.33)	(0.33)
Class R Shares
Six-month period ended 9-30-2013 (unaudited)	7.88	(0.03	)(1)	0.17	0.14	-	-
Year ended 3-31-2013(5)	7.94	(0.02	)(1)	(0.04)	(0.06)	-	-
Class Y Shares
Six-month period ended 9-30-2013 (unaudited)	7.91	(0.02	)(1)	0.17	0.15	-	-
Year ended 3-31-2013	7.78	0.04	(1)	0.14	0.18	(0.05)	-
Year ended 3-31-2012	8.92	0.07	(1)	(1.16)	(1.09)	(0.05)	-
Year ended 3-31-2011	7.81	(0.04	)(1)	1.15	1.11	-	-
Year ended 3-31-2010	4.91	(0.01	)(1)	2.92	2.91	- *	-
Year ended 3-31-2009	9.81	0.19		(4.45)	(4.26)	(0.31)	(0.33)

Distributions From Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Portfolio Turnover Rate

$ -		$-	$8.03	1.90%	$68		0.65	%(3)	-0.65	%(3)	1%
-		(0.04)	7.88	2.06	75		0.61		0.43		12
-		(0.05)	7.76	-12.18	78		0.60		0.59		11
-		-	8.90	14.10	88		0.60		-0.51		7
(0.01)		(0.01)	7.80	59.43	75		0.66		-0.21		13
-		(0.64)	4.90	-43.93	39		0.72		2.51		25

-		-	7.79	1.43	1		1.58	(3)	-1.58	(3)	1
-		-	7.67	1.32	1		1.53		-0.47		12
-		- *	7.58	-13.25	1		1.51		-0.34		11
-		-	8.74	13.36	2		1.49		-1.41		7
-		-	7.71	58.64	2		1.60		-1.14		13
-		(0.58)	4.86	-44.75	1		1.70		1.53		25

-		-	7.83	1.56	1		1.46	(3)	-1.46	(3)	1
-		- *	7.71	1.46	1		1.38		-0.36		12
-		(0.01)	7.60	-13.25	2		1.42		-0.24		11
-		-	8.77	13.45	2		1.39		-1.30		7
-	*	- *	7.73	58.76	2		1.43		-0.97		13
-		(0.59)	4.87	-44.59	1		1.52		1.53		25

-		-	8.07	1.89	-	*	0.53	(3)	-0.53	(3)	1
-		(0.05)	7.92	2.27	-	*	0.48		0.57		12
-		(0.06)	7.79	-12.05	-	*	0.48		0.70		11
-		-	8.93	14.34	-	*	0.48		-0.39		7
(0.01)		(0.02)	7.81	59.40	-	*	0.49		-0.06		13
-		(0.65)	4.91	-43.74	-	*	0.53		2.49		25

-		-	8.13	1.88	-	*	0.29	(3)	-0.29	(3)	1
-		(0.06)	7.98	2.55	-	*	0.24		0.79		12
-		(0.07)	7.84	-11.80	-	*	0.24		1.00		11
-		-	8.98	14.54	-	*	0.23		-0.16		7
(0.02)		(0.02)	7.84	59.76	-	*	0.23		0.20		13
-		(0.66)	4.92	-43.56	-	*	0.27		2.73		25

-		-	8.02	1.78	-	*	0.78	(3)	-0.78	(3)	1
-		-	7.88	-0.76	-	*	0.82	(3)	-0.82	(3)	12	(6)

-		-	8.06	1.90	1		0.54	(3)	-0.54	(3)	1
-		(0.05)	7.91	2.29	1		0.46		0.49		12
-		(0.05)	7.78	-12.11	1		0.53		0.91		11
-		-	8.92	14.21	1		0.59		-0.50		7
(0.01)		(0.01)	7.81	59.32	-	*	0.55		0.05		13
-		(0.64)	4.91	-43.84	-	*	0.73		2.45		25

*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	Class is closed to investment.
(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.
(6)	For the fiscal year ended March 31, 2013.

See Accompanying Notes to Financial Statements.

(This page intentionally left blank.)

IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains
Class A Shares
Six-month period ended 9-30-2013 (unaudited)	$8.98	$0.00	(1)	$0.46	$0.46	$-	$-
Year ended 3-31-2013	8.70	0.11	(1)	0.29	0.40	(0.12)	-
Year ended 3-31-2012	9.56	0.14	(1)	(0.86)	(0.72)	(0.14)	-
Year ended 3-31-2011	8.44	0.03	(1)	1.14	1.17	(0.03)	-
Year ended 3-31-2010	5.62	0.01	(1)	2.85	2.86	(0.02)	-
Year ended 3-31-2009	10.06	0.21		(4.21)	(4.00)	(0.27)	(0.15)
Class B Shares
Six-month period ended 9-30-2013 (unaudited)	8.85	(0.04	)(1)	0.46	0.42	-	-
Year ended 3-31-2013	8.59	0.04	(1)	0.29	0.33	(0.07)	-
Year ended 3-31-2012	9.48	0.06	(1)	(0.87)	(0.81)	(0.08)	-
Year ended 3-31-2011	8.38	(0.04	)(1)	1.14	1.10	- *	-
Year ended 3-31-2010	5.59	(0.04	)(1)	2.83	2.79	-	-
Year ended 3-31-2009	10.04	0.16	(1)	(4.23)	(4.07)	(0.21)	(0.15)
Class C Shares
Six-month period ended 9-30-2013 (unaudited)	8.87	(0.04	)(1)	0.47	0.43	-	-
Year ended 3-31-2013	8.61	0.04	(1)	0.29	0.33	(0.07)	-
Year ended 3-31-2012	9.49	0.07	(1)	(0.86)	(0.79)	(0.09)	-
Year ended 3-31-2011	8.40	(0.03	)(1)	1.13	1.10	(0.01)	-
Year ended 3-31-2010	5.59	(0.03	)(1)	2.84	2.81	-	-
Year ended 3-31-2009	10.04	0.15	(1)	(4.22)	(4.07)	(0.21)	(0.15)
Class E Shares(5)
Six-month period ended 9-30-2013 (unaudited)	8.99	0.00	(1)	0.46	0.46	-	-
Year ended 3-31-2013	8.70	0.12	(1)	0.30	0.42	(0.13)	-
Year ended 3-31-2012	9.57	0.15	(1)	(0.88)	(0.73)	(0.14)	-
Year ended 3-31-2011	8.45	0.05	(1)	1.13	1.18	(0.04)	-
Year ended 3-31-2010	5.62	0.01	(1)	2.86	2.87	(0.02)	-
Year ended 3-31-2009	10.06	0.23		(4.23)	(4.00)	(0.28)	(0.14)
Class I Shares
Six-month period ended 9-30-2013 (unaudited)	9.01	0.01	(1)	0.47	0.48	-	-
Year ended 3-31-2013	8.73	0.13	(1)	0.30	0.43	(0.15)	-
Year ended 3-31-2012	9.58	0.16	(1)	(0.85)	(0.69)	(0.16)	-
Year ended 3-31-2011	8.46	0.05	(1)	1.14	1.19	(0.04)	-
Year ended 3-31-2010	5.63	0.02	(1)	2.87	2.89	(0.03)	-
Year ended 3-31-2009	10.07	0.24		(4.21)	(3.97)	(0.30)	(0.15)
Class R Shares
Six-month period ended 9-30-2013 (unaudited)	8.97	(0.01	)(1)	0.47	0.46	-	-
Year ended 3-31-2013(6)	8.88	(0.01	)(1)	0.10	0.09	-	-
Class Y Shares
Six-month period ended 9-30-2013 (unaudited)	8.97	0.00	(1)	0.46	0.46	-	-
Year ended 3-31-2013	8.69	0.12	(1)	0.29	0.41	(0.13)	-
Year ended 3-31-2012	9.55	0.16	(1)	(0.88)	(0.72)	(0.14)	-
Year ended 3-31-2011	8.43	0.03	(1)	1.14	1.17	(0.03)	-
Year ended 3-31-2010	5.61	0.01	(1)	2.85	2.86	(0.02)	-
Year ended 3-31-2009	10.06	0.22		(4.22)	(4.00)	(0.28)	(0.15)

Distributions From Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate

$ -		$-	$9.44	5.12%	$183		0.50	%(4)	-0.08	%(4)	-%	-%	1%
-		(0.12)	8.98	4.65	183		0.49		1.32		-	-	21
-		(0.14)	8.70	-7.42	185		0.50		1.58		-	-	8
(0.02)		(0.05)	9.56	13.88	188		0.50		0.38		-	-	22
(0.02)		(0.04)	8.44	50.82	152		0.55		0.30		-	-	9
(0.02)		(0.44)	5.62	-40.20	84		0.57		2.85		-	-	16

-		-	9.27	4.75	2		1.40	(4)	-0.97	(4)	-	-	1
-		(0.07)	8.85	3.83	2		1.40		0.44		-	-	21
-		(0.08)	8.59	-8.42	3		1.39		0.66		-	-	8
-	*	- *	9.48	13.14	3		1.36		-0.47		-	-	22
-		-	8.38	49.91	4		1.43		-0.58		-	-	9
(0.02)		(0.38)	5.59	-40.93	3		1.41		1.92		-	-	16

-		-	9.30	4.73	5		1.26	(4)	-0.83	(4)	-	-	1
-		(0.07)	8.87	4.01	5		1.29		0.53		-	-	21
-		(0.09)	8.61	-8.25	5		1.30		0.79		-	-	8
-	*	(0.01)	9.49	13.05	5		1.26		-0.38		-	-	22
-		-	8.40	50.27	5		1.32		-0.46		-	-	9
(0.02)		(0.38)	5.59	-40.91	3		1.35		2.19		-	-	16

-		-	9.45	5.12	-	*	0.41	(4)	0.01	(4)	-	-	1
-		(0.13)	8.99	4.86	-	*	0.39		1.44		-	-	21
-		(0.14)	8.70	-7.45	-	*	0.40		1.66		-	-	8
(0.02)		(0.06)	9.57	13.94	-	*	0.41		0.48		-	-	22
(0.02)		(0.04)	8.45	51.16	-	*	0.42		0.41		-	-	9
(0.02)		(0.44)	5.62	-40.12	-	*	0.45		2.83		-	-	16

-		-	9.49	5.33	1		0.17	(4)	0.25	(4)	-	-	1
-		(0.15)	9.01	4.97	1		0.16		1.46		-	-	21
-		(0.16)	8.73	-7.04	1		0.15		1.89		-	-	8
(0.03)		(0.07)	9.58	14.09	-	*	0.16		0.54		-	-	22
(0.03)		(0.06)	8.46	51.31	-	*	0.16		0.66		-	-	9
(0.02)		(0.47)	5.63	-39.86	-	*	0.18		3.08		-	-	16

-		-	9.43	5.13	-	*	0.66	(4)	-0.23	(4)	-	-	1
-		-	8.97	1.01	-	*	0.72	(4)	-0.55	(4)	-	-	21	(7)

-		-	9.43	5.13	1		0.41	(4)	0.02	(4)	-	-	1
-		(0.13)	8.97	4.77	1		0.38		1.42		-	-	21
-		(0.14)	8.69	-7.42	1		0.46		1.85		-	-	8
(0.02)		(0.05)	9.55	13.90	1		0.50		0.40		0.52	0.38	22
(0.02)		(0.04)	8.43	50.91	-	*	0.55		0.28		0.58	0.25	9
(0.02)		(0.45)	5.61	-40.21	-	*	0.59		2.56		0.60	2.55	16

*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	Annualized.
(5)	Class is closed to investment.
(6)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.
(7)	For the fiscal year ended March 31, 2013.

See Accompanying Notes to Financial Statements.

IVY FUNDS

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

(913) 236-2000

STATEMENT OF ADDITIONAL INFORMATION

February 18, 2014

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of Ivy Managed European/Pacific Fund (the “European/Pacific Fund”) into Ivy Managed International Opportunities Fund (the “International Opportunities Fund,” and together with the European/Pacific Fund, the “Funds,” each a Fund), each a series of Ivy Funds, a Delaware statutory trust (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Combined Prospectus and Information Statement dated February 18, 2014 (the “Prospectus/Information Statement”), which relates to the Reorganization. As described in the Prospectus/Information Statement, if the Reorganization is completed, the European/Pacific Fund will transfer all of its assets to the International Opportunities Fund in exchange for the International Opportunities Fund’s assumption of all of the European/Pacific Fund’s liabilities and shares of the International Opportunities Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the transferred assets and liabilities.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. The Prospectus/Information Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Trust at the address or telephone number set forth above.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.

I. Additional Information about the International Opportunities Fund

II. Financial Statements

III. Pro Forma Financial Statements

I. Additional Information about the International Opportunities Fund

Further information about Class A shares, Class B shares, Class C shares, Class E, Class I shares, Class R shares and Class Y shares of the International Opportunities Fund is contained in, and incorporated herein by reference to, the combined SAI (File No. 811-06569).

II. Financial Statements

The audited financial statements and Financial Highlights and the related Report of Independent Registered Public Accounting Firm included in the Annual Report for the fiscal year ended March 31, 2013, for the European/Pacific Fund and the audited financial statements and Financial Highlights and the related Report of Independent Registered Public Accounting Firm included in the Annual Report for the fiscal year ended March 31, 2013, for the International Opportunities Fund are incorporated herein by reference.

The unaudited financial statements and Financial Highlights included in the Semi-Annual Report for the six months ended September 30, 2013, for the European/Pacific Fund and the unaudited financial statements and Financial Highlights included in the Semi-Annual Report for the six-months ended September  30, 2013, for the International Opportunities Fund are incorporated herein by reference.

III. Pro Forma Financial Statements

SAI-1

INTERNATIONAL OPPORTUNITIES FUND PRO FORMA STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 AND THE PRO FORMA STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)

The following unaudited Pro Forma Statement of Assets and Liabilities, including the unaudited Pro Forma Schedule of Investments of International Opportunities Fund as of September 30, 2013 has been derived from the respective unaudited Statements of Assets and Liabilities, including the Schedules of Investments, of European/Pacific Fund and International Opportunities Fund as of September 30, 2013.

The unaudited Pro Forma Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on September 30, 2012, and reflects pro forma adjustments which are directly attributable to the Reorganization. The unaudited Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of European/Pacific Fund and the International Opportunities Fund incorporated by reference in this SAI.

SAI-2

PRO FORMA SCHEDULE OF INVESTMENTS (in thousands)

SEPTEMBER 30, 2013

(Unaudited)

	SHARES		DESCRIPTION		VALUE
International Opportunities Fund	European/ Pacific Fund	Acquiring Fund Proforma		International Opportunities Fund	European/ Pacific Fund	Acquiring Fund Proforma
			AFFILIATED MUTUAL FUNDS
724	551	1,275	Ivy European Opportunities Fund, Class I (A)	$19,650	$14,961	$34,611
1,229	—	1,229	Ivy Global Income Allocation Fund, Class I	18,427	—	18,427
2,284	—	2,284	Ivy International Core Equity Fund, Class I (A)	41,029	—	41,029
1,006	—	1,006	Ivy International Growth Fund, Class I (A)	38,992	—	38,992
5,122	3,892	9,014	Ivy Emerging Markets Equity Fund, Class I (A)	73,250	55,655	128,905

			TOTAL AFFILIATED MUTUAL FUNDS—99.8%	$191,348	$70,616	$261,964
			(Cost: $207,760)

PRINCIPAL			SHORT-TERM SECURITIES—0.2%
			Master Note
			Toyota Motor Credit Corporation:
$ 285	$293	$578	0.100%,10-2-13 (B)	285	293	578

			(Cost: $578)
			TOTAL INVESTMENT SECURITIES—100%	$191,633	$70,909	$262,542
			(Cost: $208,338)
			LIABILITIES, NET OF CASH AND OTHER ASSETS—(0.0%)	(114)	(56)	(170)
			NET ASSETS—100.0%	$191,519	$70,853	$262,372	(C)

Notes to Proforma Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.
(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013. Date shown represents the date the variable rate resets.
(C)	No adjustments are shown to the unaudited Pro Forma Combined Schedule of Investments due to the fact that upon consummation of the merger, securities will not need to be sold in order for the International Opportunities Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the Funds from buying or selling securities in the normal course of such Fund’s business and operations.

SAI-3

The following table is a summary of the valuation of the Pro Forma Fund’s investments by the fair value hierarchy levels as of September 30, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

Assets		Level 1	Level 2	Level 3
	Investments in Securities

	Affiliated Mutual Funds	$261,964	$—	$—
	Short-Term Securities	—	578	—

	Total	$261,964	$578	$—

As of September 30, 2013, there were no transfers between Level 1 and 2 during the period.

SAI-4

Pro Forma Statement of Assets and Liabilities (Unaudited)

(000 omitted, except per share amounts)

September 30, 2013

	International Opportunities Fund	European/ Pacific Fund	Pro forma Adjustments		Combining Pro Forma
ASSETS
Investment in unaffiliated securities at value	$285	$293	$0		$578
Investment in affiliated securities at value	191,348	70,616	0		261,964

Investments at Value	191,633	70,909	0		262,542

Cash	1	1	0		2
Investment securities sold receivable	218	15	0		233
Other Assets	407	112	0		519

Total assets	192,259	71,037	0		263,296

LIABILITIES
Capital shares redeemed payable	680	152	0		832
Payable to affiliates	48	24	0		72
Other payables	12	8	37	(a)	57

Total liabilities	740	184	37		961

Net Assets	$191,519	$70,853	$(37)		$262,335

Net Assets
Capital paid in	$194,528	$85,781	$0		$280,309
Accumulated net realized loss on investments	(40,516)	(31,000)	0		(71,516)
Undistributed (distribution in excess of) net investment income (loss)	(250)	(375)	(37	) (a)	(662)
Net unrealized appreciation on investments	37,757	16,447	0		54,204

Total Net Assets	$191,519	$70,853	$(37)		$262,335

Class A
Net Assets	$182,570	$66,978	$(35	) (a)	$249,513
Outstanding Shares	19,338	8,342	(1,249	) (b)	26,431
Net asset value per share	$9.44	$8.03			$9.44
Class B
Net Assets	$2,200	$1,156	$(1	) (a)	$3,355
Outstanding Shares	237	148	(23	) (b)	362
Net asset value per share	$9.27	$7.79			$9.27
Class C
Net Assets	$4,844	$1,232	$(1	) (a)	$6,075
Outstanding Shares	521	157	(25	) (b)	653
Net asset value per share	$9.30	$7.83			$9.30
Class E
Net Assets	$210	$190	$0	*(a)	$400
Outstanding Shares	22	24	(4	) (b)	42
Net asset value per share	$9.45	$8.07			$9.45
Class I
Net Assets	$553	$371	$0	*(a)	$924
Outstanding Shares	58	46	(7	) (b)	97
Net asset value per share	$9.49	$8.13			$9.49

SAI-5

	International Opportunities Fund	European/ Pacific Fund	Pro forma Adjustments		Combining Pro Forma
Class R
Net Assets	$268	$255	$0	*(a)	$523
Outstanding Shares	28	32	(5	) (b)	55
Net asset value per share	$9.43	$8.02			$9.43
Class Y
Net Assets	$874	$671	$0	*(a)	$1,545
Outstanding Shares	93	83	(12	) (b)	164
Net asset value per share	$9.43	$8.06			$9.43

*	Not shown due to rounding.
(a)	Accrued cost of one time proxy, accounting, legal and other costs borne 50% by Ivy Investment Management Company and 50% by the Acquired Fund.
(b)	Share adjustment—redemption of European/Pacific Fund’s shares and issuance of International Opportunity Fund’s shares for net assets at NAV per share of each class of International Opportunity Fund.

See Accompanying Notes to Pro Forma Financial Statements.

SAI-6

Pro Forma Statement of Operations (Unaudited)

(000 omitted)

For the twelve month period ended September 30, 2013

The following unaudited Pro Forma Statement of Operations for International Opportunities Fund has been derived from the respective unaudited Statements of Operations of European/Pacific Fund and International Opportunities Fund for the twelve months ended September 30, 2013. Such information has been adjusted to give effect to the Reorganization as if it had occurred on October 1, 2012, and reflects Pro Forma adjustments that are directly attributable to the Reorganization and are expected to have a continuing impact.

The unaudited Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that would have occurred if the Reorganization had been consummated on October 1, 2012. The unaudited Pro Forma Financial Statements should be read in conjunction with the financial statements and related notes of International Opportunities Fund and European/Pacific Fund incorporated by reference in this SAI.

SAI-7

	International Opportunities Fund	European/ Pacific Fund	Pro forma Adjustments		Combining Pro Forma
Investment Income
Income
Dividends from affiliated securities	$3,074	$814	$0		$3,888

Expenses
Investment management fee	95	38	0	(a)	133
Shareholder Servicing (Transfer Agency)
Class A	161	81	(11	) (b)	231
Class B	5	3	0	*(b)	8
Class C	5	2	0	*(b)	7
Class E	0	0	0	(b)	0
Class I	0	0	0	(b)	0
Class R	0	0	0	(b)	0
Class Y	0	0	0	*(b)	0
Distribution and Service Fee
Class A	454	183	0		637
Class B	23	13	0		36
Class C	48	13	0		61
Class E	0	1	0		1
Class R	1	1	0		2
Class Y	2	2	0		4
Accounting Service Fees	46	27	(10	) (c)	63
Custodian Fees	8	7	(8	) (d)	7
Professional Fees	11	9	(9	) (e)	11
Other	141	124	(9	) (d)	256

Total expenses	1,000	504	(47)		1,457

Expenses reimbursement	0	0	(79	) (f)	(79)

Net Expenses	1,000	504	(126)		1,378

Net investment income	$2,074	$310	$126		$2,510

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	$(1,320)	$(1,571)	$0		$(2,891)
Net change in unrealized appreciation in value of investments during the period	19,513	5,753	0		25,266

Net gain on investments	$18,193	$4,182	$0		$22,375

Net increase in net assets resulting from operations	$20,267	$4,492	$126		$24,885

*	Not shown due to rounding.
(a)	Based on management fee of 0.05% of net assets.
(b)	Shareholder Servicing adjusted due to combining identical accounts as well as a reduction in out-of-pocket expenses
(c)	Accounting services fee adjustment due to lower annual fee due to a higher total net assets.
(d)	Decrease due to economies of scale achieved by merging funds.
(e)	Audit fees adjustment due to combination of funds to one entity.
(f)	Decrease due to expense waivers on surviving fund.

See Notes to Pro Forma Financial Statements.

SAI-8

INTERNATIONAL OPPORTUNITIES FUND

NOTES TO PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2013

AND THE PRO FORMA STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2013

(In thousands, except where otherwise noted) (Unaudited)

1. ORGANIZATION

International Opportunities Fund and European/Pacific Fund (each a “Fund”, collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. International Opportunities Fund’s investment objective is to provide a well-diversified portfolio of international stocks, as well as a modest amount of bonds, by investing primarily in Class I shares of certain Ivy Funds global/international mutual funds. European/Pacific Fund’s investment objective is to own a portfolio of stocks of European and Asian companies by investing primarily in Class I shares of Ivy European Opportunities Fund and Ivy Emerging Markets EquityFund. Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class B, Class C, Class I, Class Y and Class R shares. Class E shares are not available for investment. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have a distribution and service plan. Class I shares are not included in the plan. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the twelve month period ended September 30, 2013,

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management believes that no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2008.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Concentration of Market and Credit Risk. Because each Fund invests substantially all of its assets in Underlying Ivy Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying Ivy Funds.

In the normal course of business, the Underlying Ivy Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Underlying Ivy Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Ivy Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Underlying Ivy Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Underlying Ivy Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Underlying Ivy Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Ivy Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Certain Underlying Ivy Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Ivy Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Underlying Ivy Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

If an Underlying Ivy Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Ivy Funds, or, in the case of hedging positions, that the Underlying Ivy Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not

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offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees and Chief Compliance Officer Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Estimates. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investments in affiliated mutual funds within the Ivy Funds family are valued at their Net Asset Value (“NAV”) as reported by the underlying funds. Short-term debt securities are valued at amortized cost, which approximates value.

Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

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The three-tier hierarchy of inputs is summarized as follows:

Level 1	—	Observable input such as quoted prices, available in active markets, for identical assets or liabilities.
Level 2	—	Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.
Level 3	—	Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities. Investments in registered open-end investment management companies will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term Investments. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

There were no level 3 securities owned during the twelve month period ended September 30, 2013. There were no transfers between any levels during the twelve month period ended September 30, 2013.

The following tables are a summary of the valuation of each Fund’s investments by the fair value hierarchy levels as of September 30, 2013.

International Opportunities Fund	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$191,348	$—	$—
Short-Term Securities	—	285	—

Total	$191,348	$285	$—

As of September 30, 2013, there were no transfers between Level 1 and 2 during the twelve month period.

European/Pacific Fund	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$70,616	$—	$—
Short-Term Securities	—	293	—

Total	$70,616	$293	$—

As of September 30, 2013, there were no transfers between Level 1 and 2 during the twelve month period.

4. BASIS OF COMBINATION

The Board of Trustees of the Trust at a meeting held on November 12, 2013 unanimously approved the reorganization, in which the International Opportunities Fund series of the Trust will acquire all of the assets and assume all of the liabilities of the European/Pacific Fund in exchange for an equal aggregate NAV of newly

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issued shares of beneficial interest of the International Opportunities Fund series of the Trust (the “Reorganization”). As contemplated under the Reorganization, the European/Pacific Fund will distribute International Opportunities Fund shares of beneficial interest to its shareholders, after which it will liquidate and cease to be a series of the Trust. Under the Reorganization, shareholders of each class of shares of the European/Pacific Fund will receive shares of the same class in the International Opportunities Fund that they currently own. The aggregate NAV of International Opportunities Fund shares received by the European/Pacific Fund shareholders in the Reorganization will be equal to the aggregate NAV of the shareholders’ current shares of the European/Pacific Fund held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. The International Opportunities Fund will continue to operate after the Reorganization as a separate series of the Trust.

The Reorganization is intended to be accounted for as a tax-free reorganization of investments companies. The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds at September 30, 2013 and assumes the merger occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the twelve months ended September 30, 2013 and assumes the merger occurred at the beginning of the period. These statements have been derived from the books and records of the Funds at the dates indicated above in conformity with U.S. GAAP. As of September 30, 2013, the portfolio of securities held by the European/Pacific Fund complied with the fundamental investment restrictions of the International Opportunities Fund, and the Funds’ investment objectives were the same. The historical cost basis of investment securities is expected to be carried forward to the surviving entity. The fiscal year end for the Funds is March 31.

The accompanying pro forma combined financial statements should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Reorganization Statement of Additional Information. Such pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2013. Following the Reorganization, the International Opportunities Fund will be the accounting survivor.

Certain expenses of the Reorganization, estimated to be $37, will be borne by the European/Pacific Fund.

5. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at 0.05% of average daily net assets.

Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company (“WRSCO”), doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. Each Fund also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958

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per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. Effective June 6, 2011 for Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. Prior to June 6, 2011 the fee was 0.20 of 1%. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. If the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceeds $18.00 per account for a Fund, WISC will reimburse the Fund the amount in excess of $18.00.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund, other than Ivy Money Market Fund, may pay a distribution and/or service fee to Ivy Funds Distributors, Inc. (“IFDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IFDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IFDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IFDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the underlying funds in which the Fund invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each underlying fund for the Fund’s most recent fiscal year.

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Sales Charges. As principal underwriter for the Trust’s shares, IFDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IFDI. During the twelve months ended September 30, 2013, IFDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC						Commissions Paid[1]
		Class A		Class B	Class C		Class E
International Opportunities Fund	$118	$—	*	$3	$—	*	$—	$104
European/Pacific Fund	51	—	*	1	—	*	—	46

*	Not shown due to rounding.
[1]	IFDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. Fund and class expense limitations and related waivers/reimbursements for the twelve months ended September 30, 2013 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Expense Reduced
International Opportunities Fund	Class Y	Contractual	8-1-2011	7-31-2014	Not to exceed Class A	12b-1 Fees and/or Shareholder Servicing
European/Pacific Fund	Class Y	Contractual	8-1-2011	7-31-2014	Not to exceed Class A	12b-1 Fees and/or Shareholder Servicing
Acquiring Fund ProForma	Class A	Contractual	Effective Date of Merger	7-31-2016	0.49%[1]	12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	Effective Date of Merger	7-31-2016	1.40%[1]	12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	Effective Date of Merger	7-31-2016	1.29%[1]	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	Effective Date of Merger	7-31-2016	0.16%[1]	Shareholder Servicing
	Class R	Contractual	Effective Date of Merger	7-31-2016	0.72%[1]	12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	Effective Date of Merger	7-31-2016	0.38%[1]	12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	Effective Date of Merger	7-31-2015	Not to exceed Class A	12b-1 Fees and/or Shareholder Servicing

[1]	The Total Annual Fund Operating Expenses ratio shown does not include the Acquired Fund Fees and Expenses.

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2013 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

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6. CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	For the twelve months ended September 30, 2013
International Opportunities Fund	Shares	Value
Shares issued from sale of shares:
Class A	5,398	$48,696
Class B	18	163
Class C	47	417
Class E	—	—
Class I	36	326
Class R	57	518
Class Y	41	370
Shares issued in reinvestment of distributions to shareholders:
Class A	281	2,495
Class B	2	17
Class C	4	39
Class E	—	—
Class I	1	4
Class R	—	—
Class Y	1	7
Shares redeemed:
Class A	(7,461)	(67,129)
Class B	(67)	(596)
Class C	(116)	(1,026)
Class E	—	—
Class I	(25)	(227)
Class R	(28)	(265)
Class Y	(26)	(234)

Net decrease	(1,837)	$(16,425)

	For the twelve months ended September 30, 2013
European/Pacific Fund	Shares		Value
Shares issued from sale of shares:
Class A	2,190		$17,247
Class B	15		118
Class C	26		202
Class E	—		—
Class I	22		177
Class R	63		513
Class Y	9		74
Shares issued in reinvestment of distributions to shareholders:
Class A	48		383
Class B	—		—
Class C	—	*	—	*
Class E	—		—
Class I	—	*	—	*
Class R	—		—
Class Y	—	*	3

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	For the twelve months ended September 30, 2013
European/Pacific Fund	Shares	Value
Shares redeemed:
Class A	(3,899)	$(30,655)
Class B	(37)	(288)
Class C	(51)	(395)
Class E	—	—
Class I	(21)	(169)
Class R	(31)	(260)
Class Y	(27)	(208)

Net decrease	(1,693)	$(13,258)

*	Not shown due to rounding.

7. CAPITAL SHARES

The pro forma NAV per share assumes the issuance of shares of the Acquiring Fund that would have been issued at September 30, 2013, in connection with proposed reorganization. The number of shares assumed to be issued is equal to the NAV of shares of the International Opportunity Fund, as of September 30, 2013, divided by the NAV per share of the shares of the International Opportunity Fund as of September 30, 2013. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at September 30, 2013:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Class A	19,338	7,093	26,431
Class B	237	125	362
Class C	521	132	653
Class E	22	20	42
Class I	58	39	97
Class R	28	27	55
Class Y	93	71	164

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, cost of investments owned at September 30, 2013 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of investments	Gross appreciation	Gross depreciation	Net unrealized appreciation
International Opportunities Fund	$166,697	$24,936	$—	$24,936
European/Pacific Fund	65,135	5,774	—	5,774

The tax cost of investments will remain unchanged for the combined fund.

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For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the fiscal year ended March 31, 2013 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

	International Opportunities Fund	European/ Pacific Fund
Distributed Ordinary Income	$2,598	$393
Undistributed Ordinary Income	—	—
Distributed Long-Term Capital Gains	—	—
Undistributed Long-Term Capital Gains	—	—
Tax Return of Capital	—	—
Post-October Capital Losses Deferred	543	1,004
Late-Year Ordinary Losses Deferred	143	121

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is March 31, 2012. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable Funds electing to be taxed as a regulated investment company during the year ended September 30, 2013:

	Pre-Enactment						Post-Enactment
Fund	2014	2015	2016	2017	2018	2019	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
International Opportunities Fund					$9,289	$10,440	$—	$6,654
European/Pacific Fund	—	—	—	—	15,270	297	—	2,045

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